                               SUBJECT TO REVISION
                       SERIES TERM SHEET DATED MAY 1, 2000


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-4
                 $500,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $26,316,000 FLOATING RATE CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


MORGAN STANLEY DEAN WITTER
          ABN AMRO INCORPORATED
                 BANC OF AMERICA SECURITIES LLC
                          BARCLAYS CAPITAL
                                     CREDIT LYONNAIS SECURITIES

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-4 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES........................   Discover Card Master Trust I,
                                              Series 2000-4 Floating Rate Class
                                              A Credit Card Pass-Through
                                              Certificates and Discover Card
                                              Master Trust I, Series 2000-4
                                              Floating Rate Class B Credit Card
                                              Pass-Through Certificates.

INTEREST RATE..............................   Class A Certificates:  LIBOR plus
                                              ___% per year.

                                              Class B Certificates:  LIBOR plus
                                              ___% per year.

                                              The Trustee will calculate
                                              interest on the Certificates on
                                              the basis of the actual number of
                                              days elapsed and a 360-day year.

                                              "LIBOR" will mean the London
                                              interbank offered rate for
                                              one-month United States dollar
                                              deposits, determined two business
                                              days before the start of each
                                              interest accrual period.

INTEREST PAYMENT DATES.....................   The 15th day of each month (or the
                                              next business day), beginning in
                                              June 2000.

EXPECTED MATURITY DATES....................   Class A Certificates: May 15, 2007
                                              (or the next business day). If an
                                              Amortization Event occurs, the
                                              Trust will pay principal monthly
                                              and the final principal payment
                                              may be made before or after May
                                              15, 2007.

                                              Class B Certificates: June 15,
                                              2007 (or the next business day).
                                              If an Amortization Event occurs,
                                              the Trust will pay principal
                                              monthly and the final payment of
                                              principal may be made either
                                              before or after June 15, 2007. The
                                              Trust must generally pay all Class
                                              A principal before it pays any
                                              Class B principal.

                                              An "Amortization Event" is an
                                              event that will cause the Trust to
                                              begin repaying principal on a
                                              monthly basis.

SERIES TERMINATION DATE....................   The first business day following
                                              November 15, 2009 (or, if November
                                              15, 2009 is not a business day,
                                              the second business day following
                                              November 15, 2009). The Series
                                              Termination Date is the last day
                                              on which the Trust will pay
                                              principal on the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)...............   The Class B Certificates are
                                              subordinated to the Class A
                                              Certificates, up to a specified
                                              dollar amount, known as the
                                              "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT..............   Initially $65,789,500, which may
                                              be reduced, reinstated or
                                              increased from time to time. The
                                              Available Subordinated Amount will
                                              increase by:

                                              .  $2,631,580 after a Supplemental
                                                 Credit Enhancement Event, if
                                                 Greenwood has not made an
                                                 Effective Alternative Credit
                                                 Support Election;

                                              .  $23,684,220 after an Effective
                                                 Alternative Credit Support
                                                 Election, if a Supplemental
                                                 Credit Enhancement Event has
                                                 occurred; or

                                              .  $26,315,800 after an Effective
                                                 Alternative Credit Support
                                                 Election, if a Supplemental
                                                 Credit Enhancement Event has
                                                 not occurred.

                                              A "Supplemental Credit Enhancement
                                              Event" will occur the first time
                                              Standard & Poor's Ratings Services
                                              withdraws the long-term debt or
                                              deposit rating of Greenwood (or an
                                              additional seller, if any) or
                                              reduces this rating below BBB-.

                                              "Effective Alternative Credit
                                              Support Election" will mean an
                                              effective election made by
                                              Greenwood to change the way in
                                              which the Trust allocates finance
                                              charge collections to this Series.
                                              To make this election, Greenwood
                                              must deposit additional funds into
                                              the cash collateral account
                                              discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)...............   Greenwood will arrange to have a
                                              cash collateral account
                                              established and funded with
                                              $39,473,700 for the direct benefit
                                              of the Class B investors (the
                                              "Credit Enhancement Account") on
                                              the date the Certificates are
                                              issued. The Trustee may withdraw
                                              funds from this account to
                                              reimburse the Class B investors
                                              for amounts that would otherwise
                                              reduce their interest in the Trust
                                              or affect their interest payments.

                                              The amount on deposit in this
                                              account may decrease or increase
                                              on future Distribution Dates. A
                                              "Distribution Date" is the 15th
                                              calendar day of each month (or the
                                              next business day), beginning in
                                              June 2000.

                                              The maximum amount of Credit
                                              Enhancement as of any Distribution
                                              Date will be:

                                              Before a Supplemental Credit
                                              ----------------------------
                                              Enhancement Event or an Effective
                                              ---------------------------------
                                              Alternative Credit Support
                                              --------------------------
                                              Election
                                              --------

                                              .  7.5% of the Series Investor
                                                 Interest as of the end of the
                                                 preceding month (but not less
                                                 than $5,263,160); or

                                              After a Supplemental Credit
                                              ---------------------------
                                              Enhancement Event but before an
                                              -------------------------------
                                              Effective Alternative Credit
                                              ----------------------------
                                              Support Election
                                              ----------------

                                             .  8.0% of the Series Investor
                                                Interest as of the end of the
                                                preceding month (but not less
                                                than $5,263,160); or

                                             After an Effective Alternative
                                             ------------------------------
                                             Credit Support Election
                                             -----------------------

                                             .  12.5% of the Series Investor
                                                Interest as of the end of the
                                                preceding month (but not less
                                                than $5,263,160).

                                             However, if an Amortization Event
                                             has occurred, the maximum amount
                                             of Credit Enhancement will be the
                                             amount on deposit in the Credit
                                             Enhancement Account on the
                                             Distribution Date immediately
                                             before the Amortization Event
                                             occurred.

                                             "Series Investor Interest" will
                                             mean $526,316,000 minus
                                                               -----

                                             .  the amount of principal
                                                collections on deposit for the
                                                benefit of investors in this
                                                Series (after giving effect to
                                                losses of principal on
                                                investments of these funds),
                                             .  the aggregate amount of
                                                principal previously paid to
                                                investors in this Series,
                                                and
                                             .  the aggregate amount of invest
                                                or losses resulting from
                                                accounts in which the
                                                receivables have been charged-
                                                off as uncollectible (after
                                                giving effect to all provisions
                                                in the Series Supplement to
                                                reimburse these charged-off
                                                amounts).

THE RECEIVABLES............................  The receivables in the Accounts included in the Trust as of April
                                             1, 2000 totaled $28,274,686,646.85.

GROUP EXCESS SPREAD........................  The Certificates initially will be included in the "Group One" group
                                             of series. The three-month rolling
                                             average Group Excess Spread
                                             Percentage (as defined below) was
                                             4.57% for the Distribution Date in
                                             April 2000.

                                             "Group Excess Spread Percentage"
                                             for any Distribution Date is a
                                             percentage calculated by
                                             multiplying:

                                             .  twelve, by

                                             .  an amount for all series in
                                                Group One equal to
                                                .  the total amount of finance
                                                   charge collections,
                                                   investment income and other
                                                   similar collections
                                                   allocable to each series for
                                                   the prior calendar month,
                                                   minus
                                                .  the total amount of interest
                                                   and certain fees payable for
                                                   each series and the amount
                                                   of receivables allocable to
                                                   each series that have been
                                                   charged off as uncollectible
                                                   for the prior calendar
                                                   month;

                                              and then dividing the product by
                                              an amount equal to the sum of all
                                              investor interests for each series
                                              in Group One (in each case for the
                                              Distribution Date).

RATING OF THE INVESTOR CERTIFICATES........   The Trust will only issue the
                                              Certificates if Standard & Poor's
                                              has rated the Class A Certificates
                                              "AAA" and the Class B Certificates
                                              at least "A" and Moody's Investors
                                              Service, Inc. has rated the Class
                                              A Certificates "Aaa" and has rated
                                              the Class B Certificates at least
                                              "A2."

ERISA CONSIDERATIONS.......................   Greenwood believes that employee
                                              benefit plans subject to ERISA may
                                              acquire Class A Certificates;
                                              however, advisers to these plans
                                              should consult their own counsel.
                                              Employee benefit plans subject to
                                              ERISA may not acquire the Class B
                                              Certificates.

LISTING....................................   Greenwood expects to list the
                                              Certificates on the Luxembourg
                                              Stock Exchange to facilitate
                                              trading in non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of April 1, 2000, the following five states had the largest receivables balances:

                                               PERCENTAGE OF TOTAL RECEIVABLES
              STATE                                BALANCE IN THE ACCOUNTS
              -----                                -----------------------

              California...................                  11.1%
              Texas........................                   9.4%
              New York.....................                   6.7%
              Florida......................                   6.0%
              Illinois.....................                   5.1%

         CREDIT LIMIT INFORMATION. As of April 1, 2000, the Accounts had the following credit limits:

                                              RECEIVABLES        PERCENTAGE OF
                                              OUTSTANDING      TOTAL RECEIVABLES
    CREDIT LIMIT                                (000'S)           OUTSTANDING
    ------------                                -------           -----------

    Less than or equal to $1,000.00........   $   328,940              1.2%
    $1,000.01 to $2,000.00.................   $ 1,726,078              6.1%
    $2,000.01 to $3,000.00.................   $ 2,074,223              7.3%
    Over $3,000.00.........................   $24,145,446             85.4%
                                              -----------           -------
      Total................................   $28,274,687            100.0%
                                              ===========            ======

         SEASONING. As of April 1, 2000, 96.6% of the Accounts were at least 24 months old. The ages of Accounts as of April 1, 2000 were distributed as follows:

                                              PERCENTAGE        PERCENTAGE
    AGE OF ACCOUNTS                           OF ACCOUNTS       OF BALANCES
    ---------------                           -----------       -----------

    Less than 12 Months....................        0.0%              0.0%
    12 to 23 Months........................        3.4%              1.7%
    24 to 35 Months........................        6.9%              6.1%
    36 Months and Greater..................       89.7%             92.2%
                                                -------          -------
                                                 100.0%            100.0%
                                                ======           =======

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of April 1, 2000, the Accounts had the following delinquency statuses:

                                                AGGREGATE
                                                BALANCES         PERCENTAGE
    PAYMENT STATUS                               (000'S)         OF BALANCES
    --------------                             -----------       -----------

    Current................................    $24,896,557          88.1%
    1 to 29 Days...........................    $ 1,643,688           5.8%
    30 to 59 Days..........................    $   589,652           2.1%
    60 to 89 Days..........................    $   401,945           1.4%
    90 to 119 Days.........................    $   307,921           1.1%
    120 to 149 Days........................    $   233,295           0.8%
    150 to 179 Days........................    $   201,629           0.7%
                                               -----------        -------
                                               $28,274,687         100.0%
                                               ===========        =======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 29, 2000, the following five states had the largest receivables balances:

                                         PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                               OF DISCOVER CARD PORTFOLIO
    STATE                                        AS OF FEBRUARY 29, 2000
    -----                                ---------------------------------------

    California..........................                11.9%
    Texas...............................                 8.9%
    New York............................                 7.1%
    Florida.............................                 5.9%
    Illinois............................                 5.1%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 29, 2000.

         CREDIT LIMIT INFORMATION. As of February 29, 2000, the accounts in the Discover Card portfolio had the following credit limits:

                                                                 PERCENTAGE
                                                RECEIVABLES       OF TOTAL
                                                OUTSTANDING      RECEIVABLES
    CREDIT LIMIT                                  (000'S)        OUTSTANDING
    ------------                                -----------      ------------

    Less than or equal to $1,000.00........     $   591,306           1.5%
    $1,000.01 to $2,000.00.................     $ 2,267,946           5.7%
    $2,000.01 to $3,000.00.................     $ 2,610,918           6.6%
    Over $3,000.00.........................     $34,246,195          86.2%
                                                -----------         ------
      Total................................     $39,716,365         100.0%
                                                ===========         ======

         SEASONING. As of February 29, 2000, 78.6% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 29, 2000 were distributed as follows:

                                                 PERCENTAGE      PERCENTAGE
    AGE OF ACCOUNTS                             OF ACCOUNTS      OF BALANCES
    ---------------                             -----------      -----------

    Less than 12 Months....................         16.5%           19.6%
    12 to 23 Months........................          4.9%            2.9%
    24 to 35 Months........................          5.5%            5.0%
    36 Months and Greater..................         73.1%           72.5%
                                                    -----           -----
                                                   100.0%          100.0%
                                                   ======          ======

         SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:


                                     THREE MONTHS        TWELVE MONTHS        TWELVE MONTHS         ELEVEN MONTHS
                                        ENDED                ENDED                ENDED                 ENDED
                                  FEBRUARY 29, 2000    NOVEMBER 30, 1999    NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                  -----------------    -----------------    -----------------     -----------------
Aggregate Monthly Yields (1)
    Excluding Recoveries (2)            16.23%              17.48%                18.02%               18.19%
    Including Recoveries (3)            16.99%              18.26%                18.76%               18.90%
------------------------------

(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 29, 2000, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                               AGGREGATE
                                                BALANCES          PERCENTAGE
         PAYMENT STATUS                         (000'S)           OF BALANCES
         --------------                       -----------         -----------

         Current...........................   $35,146,615            88.5%
         1 to 29 Days......................   $ 2,332,096             5.9%
         30 to 59 Days.....................   $   776,917             2.0%
         60 to 89 Days.....................   $   544,712             1.4%
         90 to 119 Days....................   $   376,871             0.9%
         120 to 149 Days...................   $   288,070             0.7%
         150 to 179 Days...................   $   251,084             0.6%
                                              -----------           ------
                                              $39,716,365           100.0%
                                              ===========           ======

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                AVERAGE OF THREE MONTHS   AVERAGE OF TWELVE MONTHS   AVERAGE OF TWELVE MONTHS   AVERAGE OF ELEVEN MONTHS
                ENDED FEBRUARY 29, 2000   ENDED NOVEMBER 30, 1999    ENDED NOVEMBER 30, 1998    ENDED NOVEMBER 30, 1997
                -----------------------   -----------------------    -----------------------    -----------------------

                DELINQUENT                DELINQUENT                 DELINQUENT                 DELINQUENT
                  AMOUNT                    AMOUNT                     AMOUNT                    AMOUNT
                 (000'S)    PERCENTAGE(1)   (000'S)   PERCENTAGE(1)   (000'S)    PERCENTAGE(1)    (000'S)    PERCENTAGE(1)
                ----------  ------------ ----------  ------------   ----------   ------------   ----------   -------------
30-59 Days..... $  836,449      2.2%     $  791,325      2.6%        $  759,521       2.6%       $  743,464       2.6%
60-89 Days..... $  542,413      1.4%     $  471,838      1.5%        $  456,059       1.5%       $  432,410       1.5%
90-179 Days.... $  930,743      2.4%     $  815,619      2.6%        $  853,961       2.9%       $  803,204       2.8%
                ---------       ----     ----------      ----        ----------       ----       ----------       ----
   Total....... $2,309,605      6.0%     $2,078,782      6.7%        $2,069,541       7.0%       $1,979,078       6.9%
                ==========      ----     ==========      ----        ==========       ====       ==========       ====

---------------------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.


         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:


                                               THREE MONTHS      TWELVE MONTHS       TWELVE MONTHS        ELEVEN MONTHS
                                                   ENDED              ENDED             ENDED                 ENDED
                                            FEBRUARY 29, 2000  NOVEMBER 30, 1999   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                            -----------------  -----------------   -----------------    -----------------
                                                                                      (DOLLARS IN
                                                                                      THOUSANDS)
Average Receivables Outstanding(1)........    $38,796,192         $31,554,086         $29,749,158          $28,403,076
Gross Charge-Offs.........................    $   520,433         $ 1,955,514         $ 2,215,002          $ 1,891,601
Gross Charge-Offs as an Annualized
  Percentage of  Average
  Receivables Outstanding(2)..............     5.37%               6.20%                 7.45%                7.27%

------------------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

         SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:


                                     THREE MONTHS ENDED   TWELVE MONTHS ENDED  TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED
                                     FEBRUARY 29, 2000     NOVEMBER 30, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                     ------------------   -------------------  -------------------  -------------------
Average Monthly Payment Rate(2)            16.61%               16.73%               15.42%                14.51%
Highest Monthly Payment Rate.......        17.02%               17.83%               17.01%                16.31%
Lowest Monthly Payment Rate......          15.90%               15.19%               13.90%                12.41%

-----------------------


(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.